UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2018

iHealthcare, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-54994	47-3002847
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3901 NW 28th Street, 2nd Floor Miami, FL	33142
(address of principal executive offices)	(zip code)

1-305-751-2327
(registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This document contains forward-looking statements that involve risks and uncertainties. We use words, such as “anticipate”, “believe”, “plan”, “expect”, “future”, “intend”, and similar expressions to identify such forward-looking statements. Investors should be aware that all forward-looking statements contained within this filing are good faith estimates of management as of the date of this filing.

Note: Any references such as, “The Company,” “We,” and “Our” refer to iHealthcare, Inc.

Item 1.01 Entry into a Material Definitive Agreement.

On May 30, 2018 we entered into and consummated an Asset Purchase Agreement with Empower Holdings Group, a Florida Limited Liability Company, to purchase certain IT (information technology) and IP (intellectual property) Platforms of Empower Holding Group’s wholly owned subsidiaries, “Empower HIS of India” and “Nagata Technologies, LTD.,” for the total purchase price of $2,500,000.00 (two million five hundred thousand dollars). This agreement pertains to all USA and India business operations of Empower HIS of India and Nagata Technologies, LTD., and all Intellectual Property (IP) from Jorge Perez and Ricardo Perez. The Asset Purchase Agreement is included herein as exhibit 10.1. It should be noted that the agreement was entered into and consummated on May 30, 2018 however, has signatures under the exhibits dated May 16, 2018, as this was the date the assets to be transferred pursuant to the agreement were initially agreed upon. The effective date of the agreement is May 30, 2018.

*Empower Holdings Group is owned and controlled entirely by Jorge Perez and Ricardo Perez collectively.

Pursuant to the agreement described in exhibit 10.1, on May 30, 2018 we entered into and consummated a promissory note, effective June 1, 2018, to pay Perez-Tio Family Trust, LLC the sum of $2,500,000.00 with interest from June 1, 2018, on the unpaid principal at the rate of 4% per annum. The unpaid principal and accrued interest shall be payable in annual installments of $250,000 plus 4% interest on the unpaid balance beginning on June 1, 2019, and continuing annually until June 1, 2028, (the "Due Date"), at which time the remaining unpaid principal and interest shall be due in full. Please see exhibit 10.2 for additional information. The Promissory Note may be prepaid without penalty, in full or in part, in cash or common stock at the option of iHealthcare. Additionally, the Promissory Note shall contain provisions for offsets relating to potential or known liability events that occurred prior to closing. Full terms of the promissory note can be found in exhibit 10.2.

The Parties, upon execution of this Agreement, have begun to finalize the transfer of assets, which include, but shall not be limited to:

1. All IT Departments including the existing workforce in the USA and India;

2. IT infrastructure and license[s] transfer - Data Networks/Storage;

3. Vendor and Partner contracts;

4. Telehealth, Telemedicine, Telemetry Projects and Mobile APPS;

5. Hardware and Business Software

6. Hospital and Physician EMR

7. Intellectual Property, including any Copyrights, Brands and/or Trademarks

8. Related Business Documents

*Full itemized list of assets included as exhibit A and B in Exhibit 10.1.

Both parties in the agreement, disclosed in exhibit 10.1, agree to generate all new Business Development under the Asset Purchase Agreement exclusively under "iHealthcare" which shall entail:

1. Sourcing of new "Business Development Deals" directly to iHealthcare.

2. Intercompany Service Agreements to support new ventures.

3. Acquisitions of all types.

Pursuant to the agreement, disclosed as exhibit 10.1, the Perez Family will be able to designate an individual to serve on the iHealthcare Board of Directors. On May 31, 2018, Empower has designated Jorge A. Perez to serve on iHealthcare, Inc.’s board of directors.

When the Perez Book of Business generates $250,000.00 net revenue for two consecutive months, then appropriate salaries may be provided to Jorge Perez and Ricardo Perez pursuant to additional negotiations.

*The Book of Business is in reference to the items in Exhibit A and B collectively, in the Asset Purchase Agreement.

A total of 500,000 Preferred Series C Shares par value $0.0001 per share were issued to the Perez-Tio Family Trust, as part of the Asset Purchase Agreement. Additional details regarding the Preferred Series C Shares can be found in exhibit 3.1. On May 31, 2018 the Board of Directors approved and the Company issued 500,000 shares of Series C convertible stock to the Perez-Tio Family Trust. This issuance is pursuant to terms described in the asset purchase agreement included herein as exhibit 10.1.

Item 2.01 Completion of an acquisition.

Refer to Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

On May 31, 2018 the Board of Directors approved and the Company issued 500,000 shares of Series C convertible stock to the Perez-Tio Family Trust. This issuance is pursuant to terms described in the asset purchase agreement included herein as exhibit 10.1.

Item 5.02 Election of Director(s).

On May 31, 2018 Mr. Jorge A. Perez was appointed to the board of Directors of iHealthcare, Inc. This appointment occurred pursuant to exhibit 10.1 (the asset purchase agreement). In exchange for his services on the Board of Directors Mr. Jorge A Perez was issued 500,000 shares of restricted common stock. The restricted common stock was issued pursuant to a lock up agreement whereas the following quantities of shares could be sold after the respective time frame(s):

i. 100,000 shares 12 months from date of appointment;

ii. 100,000 shares 18 months from date of appointment;

iii. 100,000 shares 24 months from date of appointment;

iv. 100,000 shares 30 months from date of appointment;

v. 100,000 shares 36 months from date of appointment.

Item 5.03 Regarding designation; amendment.

On May 31, 2018 we filed an amended and restated Articles of Incorporation which included a Certificate of Designation of preferred stock of iHealthcare, Inc. This Certificate of Designation can be referenced herein as exhibit 3.1.

Pursuant to the agreement described in exhibit 10.1, on May 30, 2018 we entered into and consummated a promissory note, effective June 1, 2018, to pay Perez-Tio Family Trust, LLC the sum of $2,500,000.00 with interest from June 1, 2018, on the unpaid principal at the rate of 4% per annum. The unpaid principal and accrued interest shall be payable in annual installments of $250,000 plus 4% interest on the unpaid balance beginning on June 1, 2019, and continuing annually until June 1, 2028, (the "Due Date"), at which time the remaining unpaid principal and interest shall be due in full. Please see exhibit 10.2 for additional information.

Item 9.01. Financial Statements and Exhibits.

A. None

B. Exhibits

NUMBER	EXHIBIT

3.1	iHCC Preferred C Stock Designation
10.1	Asset Purchase Agreement iHealthcare and Empower
10.2	iHCC Promissory Note- IP & IT Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

iHealthcare, Inc.

Dated: June 5, 2018	/s/ Noel Mijares
Noel Mijares
Chief Executive Officer